Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities
17.	Commitments and Contingent Liabilities

Litigation

Prospect — During the fourth quarter of 2011, we received a claim for arbitration (the "Claim") filed with the American Arbitration Association by Prospect Street Energy, LLC and Prospect Street Ventures I, LLC (together, the "Claimants") against EE Group, LLC ("EE Group") and a number of other parties that previously owned, directly or indirectly, our Marysville NGL storage facility (collectively, the "Respondents"). EE Group is our indirect subsidiary which we acquired in connection with our acquisition of Marysville Hydrocarbons Holdings, LLC ("MHH") on December 30, 2010 (the "Acquisition"). The Claim involves actions taken and time periods prior to our ownership of EE Group and MHH, and includes several causes of action including claims of civil conspiracy, breach of fiduciary duty and fraud. We acquired a 90% interest in MHH from Dart Energy Corporation ("Dart"), a 5% interest in MHH from Prospect Street Energy, LLC and a 100% interest in EE Group, which owned the remaining 5% interest in MHH. The Claim seeks, from the Respondents collectively, alleged actual, punitive and treble damages and disgorgement of profits, as well as fees and costs. The purchase agreements for the Acquisition contain indemnification and other provisions that may provide some protection to us for any breach of the representations, warranties and covenants made by the sellers in the Acquisition. At this point, we cannot predict whether we will have any liability for the Claim. This proceeding is subject to the uncertainties inherent in any litigation, and the ultimate outcome of this matter may not be known for an extended period of time. We intend to vigorously defend this matter.

Other — We are not a party to any other significant legal proceedings, but are a party to various administrative and regulatory proceedings and commercial disputes that have arisen in the ordinary course of our business. Management currently believes that the ultimate resolution of the foregoing matters, taken as a whole, and after consideration of amounts accrued, insurance coverage or other indemnification arrangements, will not have a material adverse effect on our consolidated results of operations, financial position, or cash flows.

Insurance — We renewed our insurance policies in May, June and July 2011 for the 2011-2012 insurance year. We contract with third party and affiliate insurers for: (1) automobile liability insurance for all owned, non-owned and hired vehicles; (2) general liability insurance; (3) excess liability insurance above the established primary limits for general liability and automobile liability insurance; and (4) property insurance, which covers replacement value of real and personal property and includes business interruption/extra expense. These renewals have not resulted in any material change to the premiums we are contracted to pay in the 2011-2012 insurance year compared with the 2010-2011 insurance year. We are jointly insured with DCP Midstream, LLC for directors and officers insurance covering our directors and officers for acts related to our business activities. All coverage is subject to certain limits and deductibles, the terms and conditions of which are common for companies that are of similar size to us and with similar types of operations.

Our insurance on Discovery for the 2011-2012 insurance year includes general and excess liability, onshore property damage, including named windstorm and business interruption, and offshore non-wind property and business interruption insurance. The availability of offshore named windstorm property and business interruption insurance has been significantly reduced over the past few years as a result of higher industry-wide damage claims. Additionally, the named windstorm property and business interruption insurance that is available comes at uneconomic premium levels, higher deductibles and lower coverage limits. As such, Discovery has elected to not purchase offshore named windstorm property and business interruption insurance coverage for the 2011-2012 insurance year.

Environmental — The operation of pipelines, plants and other facilities for gathering, transporting, processing, treating, or storing natural gas, NGLs and other products is subject to stringent and complex laws and regulations pertaining to health, safety and the environment. As an owner or operator of these facilities, we must comply with United States laws and regulations at the federal, state and local levels that relate to air and water quality, hazardous and solid waste management and disposal, and other environmental matters. The cost of planning, designing, constructing and operating pipelines, plants, and other facilities must incorporate compliance with environmental laws and regulations and safety standards. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and potentially criminal enforcement measures, including citizen suits, which can include the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of injunctions or restrictions on operation. Management believes that, based on currently known information, compliance with these laws and regulations will not have a material adverse effect on our consolidated results of operations, financial position or cash flows.

During the first quarter of 2011, we discovered excess emissions at our East Texas gas plant. We met with the Texas Commission on Environmental Quality, or TCEQ, in April 2011 to discuss this matter and included these issues in Title V reports we submitted to the State. In August 2011, the TCEQ conducted a standard inspection at the East Texas gas plant to evaluate compliance with applicable air quality requirements. On August 31, 2011, the TCEQ issued us a Notice of Violation and a Notice of Enforcement citing a number of alleged violations of terms and requirements of the facility air permit. We responded to the Notice of Violation on September 28, 2011, including the implemented measures to ensure the facility is in compliance with the relevant air permit terms and conditions. We responded to the Notice of Enforcement on October 14, 2011, including a description of the measures that have been implemented, and will be implemented at the facility to ensure compliance with the relevant air permit terms and conditions. In December we received a proposed penalty assessment for this matter and we believe that we will likely receive a penalty of up to $0.7 million for this matter. We do not believe the ultimate resolution of this matter will have a material adverse effect on our consolidated results of operations, financial position or cash flows.

Indemnification — DCP Midstream, LLC has indemnified us for certain potential environmental claims, losses and expenses associated with the operation of the assets of certain of our predecessors.

Other Commitments and Contingencies — We utilize assets under operating leases in several areas of operation. Consolidated rental expense, including leases with no continuing commitment, totaled $13.1 million, $12.8 million and $12.1 million for the years ended December 31, 2011, 2010 and 2009, respectively. Rental expense for leases with escalation clauses is recognized on a straight line basis over the initial lease term.

Minimum rental payments under our various operating leases in the year indicated are as follows at December 31, 2011:

(Millions)
2012	$12.5
2013	9.3
2014	4.3
2015	2.2
2016	1.1
Thereafter	1.0

Total minimum rental payments	$30.4